Earnings Per Share - Basic Earnings Per Share (Details) - GBP (£) £ / shares in Units, £ in Thousands	6 Months Ended
	Dec. 31, 2023	Dec. 31, 2022 [1]
Disclosure of earnings per share [Abstract]
Profit for the year, attributable to equity holders of the Company	£ 20,713	£ 46,747
Weighted average number of shares outstanding (in shares)	58,101,072	56,962,777
Earnings per share - basic (in gbp per share)	£ 0.36	£ 0.82

[1]
(1)The presentation of the income statement has been changed to no longer separately disclose the net impairment gains/losses on financial assets on the face of the Condensed Consolidated Statements of Comprehensive Income, but include them within Selling, general and administrative expenses.